Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Cash And Cash Equivalents [Abstract]
Cash balances	$ 53,875	$ 48,002
Bank balances	35,208,300	48,556,736
Time deposits	11,155,249	17,325,478
Other fixed-income instruments	373,038,602	180,068,976
Total	$ 419,456,026	$ 245,999,192	$ 144,261,845	$ 133,015,629